Exhibit 10.7

Supplementary Agreement

Agreement No.: 20184799

Date: 20180402

Party A: ZhongAn Online P&C Insurance Co., Ltd.

Registered Address: 4/F, Associate Mission Building, 169 Yuanmingyuan Road, Huangpu District, Shanghai

Party B: Shenzhen Ying Zhong Tong Financial Information Service Co., Ltd.

Registered Address: Room 201, Comprehensive Office Building A, Authority of Qianhai Shenzhen-Hong Kong Modern Service Industry Cooperation Zone, No. 1, Liyumen Street, Qianwanyi Road, Qianhai Shenzhen-Hong Kong Modern Service Industry Cooperation Zone, Shenzhen

Party C: Shenzhen Tangren Financing Guarantee Co., Ltd.

Registered Address: Room 1803, Building No.3, Tower 2, Dachong Business Center, Shennan Road, Yuehai Subdistrict, Nanshan District, Shenzhen

Whereas Party A, Party B and Party C entered into the Tripartite Cooperation Agreement (Contract No.: 20174871, hereinafter referred to as the “Master Agreement”) in September, 2017, and the Supplementary Agreement (Contract No.: 20181092, hereinafter referred to as the “Original Supplementary Agreement”) in January, 2018. NOW, THEREFORE, upon friendly negotiation, Party A, Party B and Party C further specify the relevant matters in the Original Supplementary Agreement as follows:

Article 1 The Parties agree to amend Article 1 and Article 2 of the Original Supplementary Agreement as follows:

1.1 Party A, Party B and Party C agree to amend the limit of Party C’s guarantee liability as set forth in Article 1 of the Original Supplementary Agreement as follows: the total amount compensated by Party C due to the assumption of the guarantee liability shall not exceed the total guarantee fee payable to Party C by the performance obligors. Except for the aforementioned amendment, Article 1 of the Original Supplementary Agreement shall remain the same.

1.2 Article 2 of the Original Supplementary Agreement shall be amended as follows:

“During the term hereof, in case of any adjustment to the guarantee fee rate, the total guarantee fee will change with such adjustment, and the compensation cap for guarantee liability assumed by Party C will also change with such adjustment, for which, the Parties unanimously agree that the compensation cap for guarantee liability assumed by Party C does not require the execution of a separate written supplementary agreement but shall be confirmed by the specific persons of Party A and Party C by email after negotiation between Party A and Party C in each quarter, and such email shall represent the consensus of and bind upon Party A and Party C. The specific persons designated by Party A and Party C and their contacts are as follows:

Party A: Ying Wang; Email: eagle.wang@zhongan.com;

Party C: Jie Zhang; Email: kevin.zhang@yingzt.com.

During the term hereof, in case of any change to any item in the above contacts of any Party, such Party shall notify the other Party in writing within 3 days upon the date of occurrence of such change. Should such Party fail to do so, notices given by the other Party to the email above in accordance with provisions of this Article shall be deemed to have properly served. The consequence due to any Party’s failure to timely inform the other Party of any change in any item in the above contacts shall be borne by such Party.”

Article 2 This Supplementary Agreement shall be an integral part of the Master Agreement and the Original Supplementary Agreement, and have the same legal effect as the Master Agreement and the Original Supplementary Agreement. In case of any inconsistency between this Supplementary Agreement and the Master Agreement or the Original Supplementary Agreement, this Supplementary Agreement shall prevail. The unchanged or unamended parts of the Master Agreement and the Original Supplementary Agreement shall still have legal effect upon the Parties, and the Parties shall still exercise and perform their respective rights and obligation thereunder. The Parties confirm that agreements or letters already signed or issued by a Party or the Parties pursuant to the Master Agreement or the Original Supplementary Agreement shall remain effective and enforceable.

Article 3 This Supplementary Agreement shall take effect from the date of seal by the Parties, and the term of this Supplementary Agreement shall be consistent with that of the Master Agreement.

Article 4 This Supplementary Agreement shall be made in triplicate with the Parties each holding one copy of the same legal effect.

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Party A: ZhongAn Online P&C Insurance Co., Ltd.

/s/ Seal of ZhongAn Online P&C Insurance Co., Ltd.

Legal Representative or Authorized Representative (Signature or Seal)

/s/ Ou Yaping

Party B: Shenzhen Ying Zhong Tong Financial Information Service Co., Ltd.

/s/ Seal of Shenzhen Ying Zhong Tong Financial Information Service Co., Ltd.

Legal Representative or Authorized Representative (Signature or Seal)

/s/ Tang Yue

Party C: Shenzhen Tangren Financing Guarantee Co., Ltd.

/s/ Seal of Shenzhen Tangren Financing Guarantee Co., Ltd.

Legal Representative or Authorized Representative (Signature or Seal)

/s/ Song Hui